UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2008

FAVRILLE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

10445 PACIFIC CENTER COURT
SAN DIEGO, CALIFORNIA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 526-8000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On May 19, 2008, Favrille, Inc. (the “Company”) entered into a loan amendment agreement (the “Amendment”) to the Master Security Agreement dated December 30, 2005 between General Electric Capital Corporation (“GE Capital”) and the Company (the “GE Capital Agreement”), and the Master Security Agreement dated July 26, 2004 between Oxford Finance Corporation (“Oxford” and, together with GE Capital, “Lenders”) and the Company (the “Oxford Agreement” and, together with the GE Capital Agreement, the “Agreements”).

The Agreements contain a financial restrictive covenant requiring that the Company maintain a minimum of $15 million in available cash, cash equivalent and short-term investment accounts. If the combined balance of these accounts falls below the required amount, the Company must, within three (3) business days, cause a standby letter of credit to be issued to the Lenders in the amount of the outstanding balances on the promissory notes.  The Amendment reduced the combined balance minimum to $14.5 million.

The above descriptions of the Agreements and the Amendment are qualified in their entirety by reference to the terms of the Agreements incorporated herein by reference as Exhibits 10.1 and 10.2 and the terms of the Amendment which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

10.1         Master Security Agreement dated December 30, 2005 between the Company and General Electric Capital Corporation.(1)

10.2         Master Security Agreement dated July 26, 2004 between the Company and Oxford Finance Corporation.(2)

(1)           Filed as an exhibit to the Company’s Annual Report on Form 10-K dated March 29, 2006 and incorporated herein by reference.

(2)           Filed as an exhibit to the Company’s Registration Statement on Form S-1 (No. 333-114299), as amended, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Date: May 19, 2008		Tamara A. Seymour
Chief Financial Officer

INDEX TO EXHIBITS

10.1      Master Security Agreement dated December 30, 2005 between the Company and General Electric Capital Corporation.(1)

10.2      Master Security Agreement dated July 26, 2004 between the Company and Oxford Finance Corporation.(2)

(1)           Filed as an exhibit to the Company’s Annual Report on Form 10-K dated March 29, 2006 and incorporated herein by reference.

(2)           Filed as an exhibit to the Company’s Registration Statement on Form S-1 (No. 333-114299), as amended, and incorporated herein by reference.